UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

CENTERSTATE BANK CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Florida	000-32017	59-3606741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Street South, Suite 202, Winter Haven, FL		33880
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (863) 293-4710

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CSFL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of CenterState Bank Corporation (the “Company”) was held on April 23, 2020.  Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations.  A total of 124,432,392 shares of the Company’s common stock were entitled to vote as of February 28, 2020, the record date for the Annual Meeting. There were 105,177,029 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals.  Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Directors.  The following directors were elected to serve until the annual meeting of shareholders in 2021 or until their successors are duly designated and qualified at the closing of the merger with South State Corporation.  Each nominee was an incumbent director, no other person was nominated, and each nominee was elected.  The number of votes cast was approximately as follows:

	For	Withheld	Broker non votes
James H. Bingham	84,820,027	3,103,048	17,253,954
Michael Brown, Sr.	83,788,333	4,134,742	17,253,954
C. Dennis Carlton	80,555,509	7,367,566	17,253,954
Michael F. Ciferri	86,921,850	1,001,225	17,253,954
John C. Corbett	86,622,170	1,300,905	17,253,954
Jody J. Dreyer	86,886,202	1,036,873	17,253,954
Griffin A. Greene	86,898,132	1,024,943	17,253,954
John H. Holcomb, III	83,780,370	4,142,705	17,253,954
Charles W. McPherson	84,411,482	3,511,593	17,253,954
Richard Murray, IV	83,546,075	4,377,000	17,253,954
G. Tierso Nunez II	83,932,486	3,990,589	17,253,954
Thomas E. Oakley	81,951,147	5,971,928	17,253,954
G. Ruffner Page, Jr.	87,118,210	804,865	17,253,954
Ernest S. Pinner	81,605,236	6,317,839	17,253,954
William K. Pou, Jr.	86,921,697	1,001,378	17,253,954
Daniel R. Richey	87,118,343	804,732	17,253,954
David G. Salyers	87,115,240	807,835	17,253,954
Joshua A. Snively	86,922,010	1,001,065	17,253,954
Mark W. Thompson	83,546,069	4,377,006	17,253,954

Proposal No. 2 – Advisory Vote on the Company’s Executive Compensation.  The shareholders voted to approve the non-binding advisory proposal on the compensation of the Company’s named executive officers, as disclosed in the proxy statement.  The results of the vote were as follows:

For	81,443,322
Against	5,622,525
Abstain	857,228
Broker non votes	17,253,954

Proposal No. 3 – Ratification of Appointment of Independent Auditors.  The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.  The results of the vote were as follows:

For	103,386,839
Against	1,591,159
Abstain	199,031

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ William E. Matthews, V
William E. Matthews, V
Executive Vice President and
Chief Financial Officer

Date:  April 23, 2020